FOURTH QUARTER & FULL YEAR 2018 EARNINGS CONFERENCE CALL February 13, 2019

Overview • Fourth quarter 2018 net revenue increased 13.3% o Organic growth of net revenue was 7.1% • US organic growth was 6.3% • International organic growth was 8.0% • FY-18 revenue increased 7.5%, with organic growth of 5.5% • FY-18 net income was $618.9 • FY-18 adjusted EBITA margin was 13.5%, an increase of 70 bps • FY-18 diluted EPS was $1.59, and adjusted diluted EPS was $1.86 compared with $1.40 in FY-17 as similarly adjusted • Increased quarterly common share dividend 12% to $0.235 "Organic growth" refers exclusively to the organic change of net revenue. Adjusted EBITA is operating income adjusted for Acxiom transaction costs and amortization of acquired intangibles. Adjusted diluted EPS as adjusted for Acxiom transaction costs, amortization of acquired intangibles, sales of businesses and discrete tax items. The reconciliations of organic revenue Page 2 change are on pages 17-18. Reconciliations of non-GAAP adjusted EBITA and adjusted diluted EPS are on pages 19-23. (Amounts in Millions, except per share amounts)

Operating Performance Three Months Ended December 31, 2018 2017 Net Revenue $ 2,413.7 $ 2,131.1 Billable Expenses 442.3 458.7 Total Revenue 2,856.0 2,589.8 Salaries and Related Expenses 1,423.7 1,291.3 Office and Other Direct Expenses 381.0 334.8 Billable Expenses 442.3 458.7 Selling, General and Administrative Expenses(1) 81.0 49.4 Depreciation and Amortization(2) 68.9 32.6 Operating Income 459.1 423.0 Interest Expense, net (41.6) (17.8) Other Expense, net (13.6) (1.7) Income Before Income Taxes 403.9 403.5 Provision for Income Taxes 62.2 135.1 Equity in Net Income of Unconsolidated Affiliates 0.8 0.8 Net Income 342.5 269.2 Net Income Attributable to Noncontrolling Interests (16.3) (16.9) Net Income Available to IPG Common Stockholders $ 326.2 $ 252.3 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.85 $ 0.66 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.84 $ 0.64 Weighted-Average Number of Common Shares Outstanding - Basic 383.4 385.1 Weighted-Average Number of Common Shares Outstanding - Diluted 390.3 393.2 Dividends Declared per Common Share $ 0.21 $ 0.18 (1) Includes $22.6 related to Acxiom transaction costs in 2018. Page 3 (2) Includes $22.0 and $5.3 of amortization of acquired intangibles in 2018 and 2017, respectively. (Amounts in Millions, except per share amounts)

Net Revenue Three Months Ended Twelve Months Ended $ % Change $ % Change December 31, 2017 $ 2,131.1 $ 7,473.5 Total change 282.6 13.3% 558.1 7.5% Foreign currency (35.0) (1.6%) 15.9 0.2% Net acquisitions/(divestitures) 167.0 7.8% 128.2 1.8% Organic 150.6 7.1% 414.0 5.5% December 31, 2018 $ 2,413.7 $ 8,031.6 Three Months Ended Twelve Months Ended December 31, December 31, Change Change 2018 2017 Organic Total 2018 2017 Organic Total IAN $ 1,894.9 $ 1,810.2 7.4% 4.7% $ 6,585.8 $ 6,266.7 6.0% 5.1% CMG $ 337.1 $ 320.9 5.1% 5.0% $ 1,264.1 $ 1,206.8 3.4% 4.7% Corporate and other (1) $ 181.7 $ 0.0 N/A N/A $ 181.7 $ 0.0 N/A N/A (1) Revenue is from Acxiom which was acquired on October 1, 2018. Page 4 See reconciliations of segment organic revenue change on pages 17-18. ($ in Millions)

Geographic Net Revenue Change Three Months Ended Twelve Months Ended December 31, 2018 December 31, 2018 Organic Total Organic Total United States 6.3% 20.2% 5.1% 8.2% International 8.0% 4.8% 6.2% 6.4% United Kingdom 9.6% 12.7% 9.7% 16.1% Continental Europe 4.1% 2.7% 5.3% 7.2% Asia Pacific 6.6% 3.2% 3.9% 3.4% Latin America 17.4% 0.9% 11.7% (0.2%) All Other Markets 8.0% 5.1% 3.4% 2.9% Worldwide 7.1% 13.3% 5.5% 7.5% “All Other Markets” includes Canada, Africa and the Middle East. Page 5 See reconciliations of organic net revenue change on pages 17-18.

Operating Expenses Three Months Ended Twelve Months Ended December 31, December 31, % % 2018 2017 Increase 2018 2017 Increase Salaries & Related $ 1,423.7 $ 1,291.3 10.3% $ 5,298.3 $ 4,990.7 6.2% % of Net Revenue 59.0% 60.6% 66.0% 66.8% Office & Other Direct 381.0 334.8 13.8% 1,355.1 1,268.8 6.8% % of Net Revenue 15.8% 15.7% 16.9% 17.0% Selling, General & Administrative (1) 81.0 49.4 64.0% 166.5 118.5 40.5% % of Net Revenue 3.4% 2.3% 2.1% 1.6% Depreciation (2) 46.9 27.3 71.8% 165.3 136.0 21.5% % of Net Revenue 1.9% 1.3% 2.1% 1.8% Amortization of Acquired Intangibles (2) 22.0 5.3 315.1% 37.6 21.1 78.2% % of Net Revenue 0.9% 0.2% 0.5%0.3% (1) Includes Acxiom transaction costs of $22.6 and $35.0 for the three and twelve months ended December 31, 2018, respectively. Page 6 (2) $9.6 of depreciation and $16.7 of amortization relates to Acxiom which was acquired on October 1, 2018. ($ in Millions)

Adjusted EBITA & Diluted Earnings Per Share Three Months Ended December 31, 2018 Acxiom Amortization of Net Losses on Net Impact of Transaction Acquired Sales of Various Discrete Adjusted As Reported Costs (1) Intangibles Businesses Tax Items Results Operating Income and Adjusted EBITA $ 459.1 $ (22.6) $ (22.0) $ 503.7 Total (Expenses) and Other Income (55.2) $ (11.9) (43.3) Income Before Income Taxes 403.9 (22.6) (22.0) (11.9) 460.4 Provision for Income Taxes 62.2 5.6 4.2 1.1 $ 23.4 96.5 Effective Tax Rate 15.4% 21.0% Equity in Net Income of Unconsolidated Affiliates 0.8 0.8 Net Income Attributable to Noncontrolling Interests (16.3) (16.3) Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 326.2 $ (17.0) $ (17.8) $ (10.8) $ 23.4 $ 348.4 Weighted-Average Number of Common Shares Outstanding- Diluted 390.3 390.3 Earnings Per Share Available to IPG Common Stockholders: $ 0.84 $ (0.04) $ (0.05) $ (0.03) $ 0.06 $ 0.89 (1) Acxiom transaction costs of $22.6 recorded in Selling, General and Administrative Expenses. Page 7 See full reconciliations of adjusted non-GAAP diluted earnings per share on pages 19-23. (Amounts in Millions, except per share amounts)

Adjusted EBITA & Diluted Earnings Per Share Twelve Months Ended December 31, 2018 Acxiom Amortization of Net Losses on Net Impact of Transaction Acquired Sales of Various Discrete Adjusted As Reported Costs (1) Intangibles Businesses Tax Items Results Operating Income and Adjusted EBITA $ 1,008.8 $ (35.0) $ (37.6) $ 1,081.4 Total (Expenses) and Other Income (170.8) (13.6) $ (61.9) (95.3) Income Before Income Taxes 838.0 (48.6) (37.6) (61.9) 986.1 Provision for Income Taxes 199.2 12.1 4.8 2.2 $ 23.4 241.7 Effective Tax Rate 23.8% 24.5% Equity in Net Loss of Unconsolidated Affiliates (1.1) (1.1) Net Income Attributable to Noncontrolling Interests (18.8) (18.8) Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 618.9 $ (36.5) $ (32.8) $ (59.7) $ 23.4 $ 724.5 Weighted-Average Number of Common Shares Outstanding- Diluted 389.0 389.0 Earnings Per Share Available to IPG Common Stockholders: $ 1.59 $ (0.09) $ (0.08) $ (0.15) $ 0.06 $ 1.86 (1) Acxiom transaction costs of $35.0 recorded in Selling, General and Administrative Expenses and $13.6 recorded in Total (Expenses) and Other Income. Page 8 See full reconciliations of adjusted non-GAAP diluted earnings per share on pages 19-23 (Amounts in Millions, except per share amounts)

Cash Flow Twelve Months Ended December 31, 2018 2017 NET INCOME $ 637.7 $ 570.4 OPERATING ACTIVITIES Depreciation & amortization 291.6 244.9 Deferred taxes 14.1 (9.5) Net losses on sales of businesses 61.9 24.1 Other non-cash items 7.7 22.2 Change in working capital, net (431.1) 5.3 Change in other non-current assets & liabilities (16.8) 24.4 Net cash provided by Operating Activities 565.1 881.8 INVESTING ACTIVITIES Acquisitions, net of cash acquired (2,309.8) (30.6) Capital expenditures (177.1) (155.9) Other investing activities (4.6) (9.7) Net cash used in Investing Activities (2,491.5) (196.2) FINANCING ACTIVITIES Proceeds from long-term debt 2,494.2 0.0 Exercise of stock options 15.5 13.1 Common stock dividends (322.1) (280.3) Repurchases of common stock (117.1) (300.1) Repayments of long-term debt (104.8) (324.6) Acquisition-related payments (33.7) (53.7) Tax payments for employee shares withheld (29.2) (38.8) Net (decrease) increase in short-term borrowings (17.5) 3.0 Distributions to noncontrolling interests (16.9) (20.4) Other financing activities (15.2) (3.1) Net cash provided by (used in) Financing Activities 1,853.2 (1,004.9) Currency effect (47.3) 16.8 Net decrease in Cash, Cash Equivalents and Restricted Cash $ (120.5) $ (302.5) Page 9 ($ in Millions)

Balance Sheet – Current Portion December 31, 2018 December 31, 2017 CURRENT ASSETS: Cash and cash equivalents $ 673.4 $ 790.9 Accounts receivable, net 5,126.6 4,585.0 Accounts receivable, billable to clients 1,900.6 1,747.4 Assets held for sale 5.7 5.7 Other current assets 476.6 346.5 Total current assets $ 8,182.9 $ 7,475.5 CURRENT LIABILITIES: Accounts payable $ 6,698.1 $ 6,420.2 Accrued liabilities 806.9 674.7 Contract liabilities 533.9 484.7 Short-term borrowings 73.7 84.9 Current portion of long-term debt 0.1 2.0 Liabilities held for sale 11.2 8.8 Total current liabilities $ 8,123.9 $ 7,675.3 Page 10 Includes $160.3 of Acxiom current assets and $110.5 of Acxiom current liabilities. ($ in Millions)

Debt Maturity Schedule Total Debt = $3.7 billion $900 3.50% 3.75% 3.75% 4.20% 4.65% 5.40% 4.00% Senior Notes shown at face value on December 31, 2018 Page 11 ($ in Millions)

Summary • Foundation for sustained value creation in top talent and key strategic initiatives ◦ Quality of our agency offerings ◦ Integrated digital & digital specialists ◦ "Open architecture” solutions ◦ Scaled data management • Effective expense management an ongoing priority • Continued focus on growth and margin improvement • Financial strength an ongoing source of value creation Page 12

Appendix

Operating Performance Twelve Months Ended December 31, 2018 2017 Net Revenue $ 8,031.6 $ 7,473.5 Billable Expenses 1,682.8 1,574.1 Total Revenue 9,714.4 9,047.6 Salaries and Related Expenses 5,298.3 4,990.7 Office and Other Direct Expenses 1,355.1 1,268.8 Billable Expenses 1,682.8 1,574.1 Selling, General and Administrative Expenses (1) 166.5 118.5 Depreciation and Amortization (2) 202.9 157.1 Operating Income 1,008.8 938.4 Interest Expense, net (1) (101.2) (71.4) Other Expense, net (1) (69.6) (26.2) Income Before Income Taxes 838.0 840.8 Provision for Income Taxes 199.2 271.3 Equity in Net (Loss) Income of Unconsolidated Affiliates (1.1) 0.9 Net Income 637.7 570.4 Net Income Attributable to Noncontrolling Interests (18.8) (16.0) Net Income Available to IPG Common Stockholders $ 618.9 $ 554.4 Earnings per Share Available to IPG Common Stockholders - Basic $ 1.61 $ 1.42 Earnings per Share Available to IPG Common Stockholders - Diluted $ 1.59 $ 1.40 Weighted-Average Number of Common Shares Outstanding - Basic 383.3 389.6 Weighted-Average Number of Common Shares Outstanding - Diluted 389.0 397.3 Dividends Declared per Common Share $ 0.84 $ 0.72 (1) Includes $35.0 in Selling, General and Administrative Expenses, $3.3 in Interest Expense, net, and $10.3 in Other Expense, net related to Acxiom transaction costs in 2018. Page 14 (2) Includes $37.6 and $21.1 of amortization of acquired intangibles in 2018 and 2017, respectively. (Amounts in Millions, except per share amounts)

Cash Flow Three Months Ended December 31, 2018 2017 NET INCOME $ 342.5 $ 269.2 OPERATING ACTIVITIES Depreciation & amortization 93.7 56.4 Deferred taxes 37.0 (28.3) Net losses on sales of businesses 11.9 3.2 Other non-cash items (5.9) (3.4) Change in working capital, net 436.2 677.9 Change in other non-current assets & liabilities (23.6) 45.8 Net cash provided by Operating Activities 891.8 1,020.8 INVESTING ACTIVITIES Acquisitions, net of cash acquired (2,297.8) (8.0) Capital expenditures (71.4) (47.2) Other investing activities (5.7) (0.5) Net cash used in Investing Activities (2,374.9) (55.7) FINANCING ACTIVITIES Proceeds from long-term debt 500.0 0.0 Exercise of stock options 6.4 1.0 Repurchases of common stock 0.0 (84.1) Repayments of long-term debt (99.9) (301.0) Common stock dividends (80.5) (69.1) Net decrease in short-term borrowings (12.9) (426.9) Distributions to noncontrolling interests (3.5) (3.5) Acquisition-related payments (3.3) (4.6) Tax payments for employee shares withheld (0.4) (0.4) Other financing activities (3.3) (3.2) Net cash provided by (used in) financing activities 302.6 (891.8) Currency effect (12.0) 16.4 Net (decrease) increase in Cash, Cash Equivalents and Restricted Cash $ (1,192.5) $ 89.7 Page 15 ($ in Millions)

Depreciation and Amortization 2018 Q1 Q2 Q3 Q4 FY 2018 Depreciation $ 40.7 $ 38.8 $ 38.9 $ 46.9 $ 165.3 Amortization of acquired intangibles (1) 5.3 5.2 5.1 22.0 37.6 Amortization of restricted stock and other non- cash compensation 30.0 16.0 13.7 22.5 82.2 Net amortization of bond discounts and deferred financing costs 1.4 1.3 1.5 2.3 6.5 2017 Q1 Q2 Q3 Q4 FY 2017 Depreciation $ 35.7 $ 36.0 $ 37.0 $ 27.3 $ 136.0 Amortization of acquired intangibles 5.3 5.3 5.2 5.3 21.1 Amortization of restricted stock and other non- cash compensation 29.7 16.3 13.8 22.2 82.0 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 Page 16 (1) For the fourth quarter 2018, $16.7 relates to Acxiom which was acquired on October 1, 2018. ($ in Millions)

Reconciliation of Organic Net Revenue Components of Change Change Three Months Three Months Ended Ended December 31, Foreign Net Acquisitions / December 31, 2017 Currency (Divestitures) Organic 2018 Organic Total Segment Revenue IAN $ 1,810.2 $ (31.5) $ (18.0) $ 134.2 $ 1,894.9 7.4% 4.7% CMG 320.9 (3.5) 3.3 16.4 337.1 5.1% 5.0% Corporate and other (1) 0.0 0.0 181.7 0.0 181.7 N/A N/A Total $ 2,131.1 $ (35.0) $ 167.0 $ 150.6 $ 2,413.7 7.1% 13.3% Geographic Revenue United States $ 1,164.5 $ 0.0 $ 162.3 $ 73.5 $ 1,400.3 6.3% 20.2% International 966.6 (35.0) 4.7 77.1 1,013.4 8.0% 4.8% United Kingdom 176.2 (3.6) 8.9 17.0 198.5 9.6% 12.7% Continental Europe 241.6 (2.6) (0.7) 9.8 248.1 4.1% 2.7% Asia Pacific 284.2 (9.9) 0.1 18.8 293.2 6.6% 3.2% Latin America 109.2 (15.9) (2.1) 19.0 110.2 17.4% 0.9% All Other Markets 155.4 (3.0) (1.5) 12.5 163.4 8.0% 5.1% Worldwide $ 2,131.1 $ (35.0) $ 167.0 $ 150.6 $ 2,413.7 7.1% 13.3% Page 17 (1) Revenue is from Acxiom which was acquired on October 1, 2018. ($ in Millions)

Reconciliation of Organic Net Revenue Components of Change Change Twelve Months Twelve Months Ended Ended December 31, Foreign Net Acquisitions / December 31, 2017 Currency (Divestitures) Organic 2018 Organic Total Segment Revenue IAN $ 6,266.7 $ 6.9 $ (61.1) $ 373.3 $ 6,585.8 6.0% 5.1% CMG 1,206.8 9.0 7.6 40.7 1,264.1 3.4% 4.7% Corporate and other (1) 0.0 0.0 181.7 0.0 181.7 N/A N/A Total $ 7,473.5 $ 15.9 $ 128.2 $ 414.0 $ 8,031.6 5.5% 7.5% Geographic Revenue United States $ 4,458.8 $ 0.0 $ 139.9 $ 226.3 $ 4,825.0 5.1% 8.2% International 3,014.7 15.9 (11.7) 187.7 3,206.6 6.2% 6.4% United Kingdom 613.1 24.1 15.3 59.2 711.7 9.7% 16.1% Continental Europe 687.8 27.8 (14.7) 36.6 737.5 5.3% 7.2% Asia Pacific 866.9 (2.0) (2.0) 33.9 896.8 3.9% 3.4% Latin America 350.8 (35.6) (6.1) 41.0 350.1 11.7% (0.2%) All Other Markets 496.1 1.6 (4.2) 17.0 510.5 3.4% 2.9% Worldwide $ 7,473.5 $ 15.9 $ 128.2 $ 414.0 $ 8,031.6 5.5% 7.5% Page 18 (1) Revenue is from Acxiom which was acquired on October 1, 2018. ($ in Millions)

Reconciliation of Adjusted Results (1)

	Three Months Ended December 31, 2018					
	As Reported	Acxiom Transaction Costs (2)	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses	Net Impact of Various Discrete Tax Items	Adjusted Results
Operating Income and Adjusted EBITA	$ 459.1	$ (22.6)	$ (22.0)			$ 503.7
Total (Expenses) and Other Income	(55.2)			$ (11.9)		(43.3)
Income Before Income Taxes	403.9	(22.6)	(22.0)	(11.9)		460.4
Provision for Income Taxes	62.2	5.6	4.2	1.1	$ 23.4	96.5
Effective Tax Rate	15.4%					21.0%
Equity in Net Income of Unconsolidated Affiliates	0.8					0.8
Net Income Attributable to Noncontrolling Interests	(16.3)					(16.3)
Net Income Available to IPG Common Stockholders	$ 326.2	$ (17.0)	$ (17.8)	$ (10.8)	$ 23.4	$ 348.4
Weighted-Average Number of Common Shares Outstanding - Basic	383.4					383.4
Dilutive effect of stock options and restricted shares	6.9					6.9
Weighted-Average Number of Common Shares Outstanding - Diluted	390.3					390.3
Earnings Per Share Available to IPG Common Stockholders:						
Basic	$ 0.85	$ (0.04)	$ (0.05)	$ (0.03)	$ 0.06	$ 0.91
Diluted	$ 0.84	$ (0.04)	$ (0.05)	$ (0.03)	$ 0.06	$ 0.89

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Acxiom transaction costs of $22.6 recorded in Selling, General and Administrative Expenses.

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IPG

(Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results (1)

	Twelve Months Ended December 31, 2018					
	As Reported	Acxiom Transaction Costs [2]	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses	Net Impact of Various Discrete Tax Items	Adjusted Results
Operating Income and Adjusted EBITA	$ 1,008.8	$ (35.0)	$ (37.6)			$ 1,081.4
Total (Expenses) and Other Income	(170.8)	(13.6)		$ (61.9)		(95.3)
Income Before Income Taxes	838.0	(48.6)	(37.6)	(61.9)		986.1
Provision for Income Taxes	199.2	12.1	4.8	2.2	$ 23.4	241.7
Effective Tax Rate	23.8%					24.5%
Equity in Net Loss of Unconsolidated Affiliates	(1.1)					(1.1)
Net Income Attributable to Noncontrolling Interests	(18.8)					(18.8)
Net Income Available to IPG Common Stockholders	$ 618.9	$ (36.5)	$ (32.8)	$ (59.7)	$ 23.4	$ 724.5
Weighted-Average Number of Common Shares Outstanding - Basic	383.3					383.3
Dilutive effect of stock options and restricted shares	5.7					5.7
Weighted-Average Number of Common Shares Outstanding - Diluted	389.0					389.0
Earnings Per Share Available to IPG Common Stockholders:						
Basic	$ 1.61	$ (0.10)	$ (0.09)	$ (0.16)	$ 0.06	$ 1.89
Diluted	$ 1.59	$ (0.09)	$ (0.08)	$ (0.15)	$ 0.06	$ 1.86

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Acxiom transaction costs of $35.0 recorded in Selling, General and Administrative Expenses and $13.6 in Total (Expenses) and Other Income.

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(Amounts in Millions, except per share amounts)

Adjusted EBITA Reconciliation (1) Three Months Ended Twelve Months Ended December 31, December 31, 2018 2017 2018 2017 Net Revenue $ 2,413.7 $ 2,131.1 $ 8,031.6 $ 7,473.5 EBITA Reconciliation: Net Income Available to IPG Common Stockholders $ 326.2 $ 252.3 $ 618.9 $ 554.4 Add Back: Provision for Income Taxes 62.2 135.1 199.2 271.3 Subtract: Total (Expenses) and Other Income (55.2) (19.5) (170.8) (97.6) Equity in Net Income (Loss) of Unconsolidated Affiliates 0.8 0.8 (1.1) 0.9 Net Income Attributable to Noncontrolling Interests (16.3) (16.9) (18.8) (16.0) Operating Income 459.1 423.0 1,008.8 938.4 Add Back: Amortization of Acquired Intangibles 22.0 5.3 37.6 21.1 EBITA 481.1 428.3 1,046.4 959.5 Acxiom Transaction Costs 22.6 0.0 35.0 0.0 Adjusted EBITA $ 503.7 $ 428.3 $ 1,081.4 $ 959.5 Adjusted EBITA Margin on Net Revenue % 20.9% 20.1% 13.5% 12.8% (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. Page 21 (Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results (1)

	Three Months Ended December 31, 2017					
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses	U.S. Federal Tax Credits	Net Impact of U.S. Tax Reform	Adjusted Results
Operating Income and Adjusted EBITA	$ 423.0	$ (5.3)				$ 428.3
Total (Expenses) and Other Income	(19.5)		$ (3.2)			(16.3)
Income Before Income Taxes	403.5	(5.3)	(3.2)			412.0
Provision for Income Taxes	135.1	0.3	5.7	$ (31.2)	$ 36.0	145.9
Effective Tax Rate	33.5%					35.4%
Equity in Net Income of Unconsolidated Affiliates	0.8					0.8
Net Income Attributable to Noncontrolling Interests	(16.9)					(16.9)
Net Income Available to IPG Common Stockholders	$ 252.3	$ (5.0)	$ 2.5	$ (31.2)	$ 36.0	$ 250.0
Weighted-Average Number of Common Shares Outstanding - Basic	385.1					385.1
Dilutive Effect of Stock Options and Restricted Shares	8.1					8.1
Weighted-Average Number of Common Shares Outstanding - Diluted	393.2					393.2
Earnings per Share Available to IPG Common Stockholders:						
Basic	$ 0.66	$ (0.01)	$ 0.01	$ (0.08)	$ 0.09	$ 0.65
Diluted	$ 0.64	$ (0.01)	$ 0.01	$ (0.08)	$ 0.09	$ 0.64

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

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(Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results (1)

	Twelve Months Ended December 31, 2017				
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses	Net Impact of U.S. Tax Reform	Adjusted Results
Operating Income and Adjusted EBITA	$ 938.4	$ (21.1)			$ 959.5
Total (Expenses) and Other Income	(97.6)		$ (24.1)		(73.5)
Income Before Income Taxes	840.8	(21.1)	(24.1)		886.0
Provision for Income Taxes	271.3	1.0	7.4	$ 36.0	315.7
Effective Tax Rate	32.3%				35.6%
Equity in Net Income of Unconsolidated Affiliates	0.9				0.9
Net Income Attributable to Noncontrolling Interests	(16.0)				(16.0)
Net Income Available to IPG Common Stockholders	$ 554.4	$ (20.1)	$ (16.7)	$ 36.0	$ 555.2
Weighted-Average Number of Common Shares Outstanding - Basic	389.6				389.6
Dilutive Effect of Stock Options and Restricted Shares	7.7				7.7
Weighted-Average Number of Common Shares Outstanding - Diluted	397.3				397.3
Earnings per Share Available to IPG Common Stockholders:					
Basic	$ 1.42	$ (0.05)	$ (0.04)	$ 0.09	$ 1.43
Diluted	$ 1.40	$ (0.05)	$ (0.04)	$ 0.09	$ 1.40

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

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(Amounts in Millions, except per share amounts)

Total Shares: Basic and Eligible for Dilution (1) Weighted‐Average (2) (1) Includes basic common shares outstanding, restricted shares, in-the-money stock options and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the Page 24 periods presented. (Amounts in Millions)

Acquisition Payment Obligations (1) (2) (1) Amounts represent payments related to our previous acquisitions based on current estimates of financial performance and are subject to change. Amounts include deferred payments, payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, the estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable, though some are eligible for exercise in multiple years. Page 25 (2) 2018 payments included $19 recorded within Operating Activities in our Statement of Cash Flows. ($ in Millions)

Metrics Update

Metrics Update Category Metric NET REVENUE By Client Sector SALARIES & RELATED Twelve Months Ended (% of net revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & OTHER DIRECT Twelve Months Ended (% of net revenue) Occupancy Expense All Other Office and Other Direct Expenses REAL ESTATE Total Square Feet FINANCIAL Available Liquidity $1.5 Billion 5-Year Credit Facility Covenants Page 27

Net Revenue By Client Sector Top 100 Clients for the twelve months ended December 31 Approximately 55% of Consolidated Net Revenue Page 28

Salaries & Related Expenses Twelve Months Ended December 31 Page 29

Salaries & Related Expenses (% of Net Revenue) Three and Twelve Months Ended December 31 2018 2017 “All Other Salaries & Related,” not shown, was 3.1% and 3.3% for the three months ended December 31, 2018 and Page 30 2017, respectively, and 2.3% and 2.5% for the twelve months ended December 31, 2018 and 2017, respectively.

Office & Other Direct Expenses Twelve Months Ended December 31 Page 31

Office & Other Direct Expenses (% of Revenue) Three and Twelve Months Ended December 31 2018 2017 “All Other” primarily includes production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition Page 32 obligations, foreign currency losses (gains), long-lived asset impairments and other expenses.

Real Estate Total Square Feet as of December 31, (1) Page 33 (1) Increase primarily due to the inclusion of Acxiom real estate. (Amounts in Millions)

Available Liquidity Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility (1) (1) Reflects cash on hand from the September debt issuance to finance the Acxiom transaction, which closed on Page 34 October 1, 2018. ($ in Millions)

Credit Facility and Term Loan Covenants Twelve Months Ended Covenants December 31, 2018 I. Interest Coverage Ratio (not less than) : 5.00x Actual Interest Coverage Ratio: 7.93x II. Leverage Ratio (not greater than) (1): 4.00x Actual Leverage Ratio: 2.61x Twelve Months Ended Interest Expense Reconciliation (2) December 31, 2018 Interest Expense: $200.4 - Interest income 21.8 -Other (2.0) Net interest expense: $180.6 Twelve Months Ended EBITDA Reconciliation (2) December 31, 2018 Operating Income: $1,110.7 + Depreciation and amortization 320.7 EBITDA: $1,431.4 (1) Pursuant to Amendment No. 1 of the Credit Agreement, the maximum leverage ratio increased to 4.00x after the Acxiom closing date on October 2018. (2) Calculated as defined in the Credit Facility and Term Loan agreements. As permitted, we have reflected the Acxiom Acquisition and the issuance of Senior Notes and the Term Loan on a pro forma basis as if the transactions had occurred on January 1, 2018. The unaudited pro forma financial information used is not indicative of the results of Page 35 operations that would have been achieved if the acquisition had taken place at the beginning of the period. ($ in Millions)

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting- related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and ▪ failure to realize the anticipated benefits on the acquisition of the Acxiom business Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other SEC filings. Page 36